UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

ARBINET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Herndon Parkway, Suite 150 Herndon, Virginia 20170		20170
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  703-456-4100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On November 23, 2010, Arbinet Corporation (“Arbinet”) and Silicon Valley Bank (“SVB”) entered into the Third Amendment to Non-Recourse Receivables Purchase Agreement (the “Third Amendment”).  The Third Amendment further amends that certain Non-Recourse Receivables Purchase Agreement, dated as of November 28, 2005, as amended (the “Receivable Purchase Agreement”), whereby SVB agreed to purchase from Arbinet, on a revolving basis, all right, title and interest in the payment of all sums owing or to be owed based on certain invoices from certain trading customers and suppliers of Arbinet, not to exceed an aggregate of $10.0 million.  The Third Amendment, among other things, extends the term of the Receivable Purchase Agreement from November 26, 2010 to February 26, 2011 and adds a financial covenant that requires Arbinet to maintain liquidity of at least $7.5 million at all times.

In addition, on November 23, 2010, Arbinet and SVB entered into the Eighth Amendment to Accounts Receivable Financing Agreement (the “Eighth Amendment,” and together with the Third Amendment, the “Amendments”).  The Eighth Amendment further amends that certain Accounts Receivable Financing Agreement, dated as of February 3, 2003, as amended, pursuant to which Arbinet may borrow from time to time up to $25.0 million under a secured revolving facility.  The Eighth Amendment, among other things, extends the term of the current secured revolving facility from November 26, 2010 to February 26, 2011 and adds a financial covenant that requires Arbinet to maintain liquidity of at least $7.5 million at all times.  Arbinet is required to pay SVB a modification fee of $20,000 in connection with the Eighth Amendment.

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Amendments, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference into this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Third Amendment to Non-Recourse Receivables Purchase Agreement, dated as of November 23, 2010, by and between Arbinet Corporation and Silicon Valley Bank.

10.2	Eighth Amendment to Accounts Receivable Financing Agreement, dated as of November 23, 2010, by and between Arbinet Corporation and Silicon Valley Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbinet Corporation

By:	/s/ Christie A. Hill
Name:	Christie A. Hill
Title:	General Counsel, Secretary and Chief Human Resources Officer

Date:  November 30, 2010